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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                December 6, 1996
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                        (Date of earliest event reported)


                     Peoples Heritage Financial Group, Inc.
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             (Exact name of registrant as specified in its charter)


Maine                                  0-16947                        01-0437984
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(State or other jurisdiction   (Commission File Number)            (IRS Employer
of incorporation)                                            Identification No.)


P.O. Box 9540, One Portland Square, Portland, Maine                   04112-9540
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(Address of principal executive offices)                              (Zip Code)


                                 (207) 761-8500
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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   (Former name, former address and former fiscal year, if changed since last report)



                        Exhibit Index appears on page 6.


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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS
                  ------------------------------------

         On December 6, 1996, following receipt of all required regulatory and stockholder approvals, Peoples Heritage Financial Group, Inc. ("PHFG") completed the acquisition of Family Bancorp ("Family") pursuant to an Agreement and Plan of Merger, dated as of May 30, 1996, among PHFG, Peoples Heritage Merger Corp. ("PHMC"), a wholly-owned subsidiary of PHFG, and Family (the "Agreement"). The acquisition was effected by means of the merger of Family with and into PHMC (the "Merger"). Upon consummation of the Merger, each share of common stock, par value $0.10 per share, of Family ("Family Common Stock"), outstanding immediately prior thereto was converted into the right to receive 1.26 shares of Common Stock, par value $0.01 per share, of PHFG ("PHFG Common Stock"), plus cash in lieu of any fractional share interest. Based on 4,349,472 shares of Family Common Stock outstanding, a maximum of 5,480,335 shares of PHFG Common Stock are being issued as a result of consummation of the Merger. A total of 2,500,000 of these shares of PHFG Common Stock were acquired by PHFG pursuant to the terms of an issuer tender offer which terminated on October 7, 1996 and thus will be issued from PHFG's treasury.

         Pursuant to the Agreement, options to purchase 72,750 shares of Family Common Stock which were effective and outstanding immediately prior to consummation of the Merger were converted into options to purchase approximately 91,665 shares of PHFG Common Stock.

         For additional information, reference is made to Item 7 below.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  ---------------------------------------------------------
                  EXHIBITS
                  --------

         (a) The following audited consolidated financial statements of Family are incorporated by reference to the Report on Form 10-K for the year ended December 31, 1995 filed by Family with the Securities and Exchange
Commission:

                  Consolidated Balance Sheets - December 31, 1995 and 1994

                  Consolidated Statements of Income - Years ended December 31, 1995, 1994 and 1993

                  Consolidated Statements of Changes in Shareholders' Equity - Years ended December 31, 1995, 1994 and 1993

                  Consolidated Statements of Cash Flows - Years ended December 31, 1995, 1994 and 1993

                  Notes to Consolidated Financial Statements


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         The following unaudited consolidated financial statements of Family are incorporated by reference to the Report on Form 10-Q for the three months ended June 30, 1996 filed by Family with the Securities and Exchange Commission:

                  Consolidated Balance Sheets - June 30, 1996 and December 31, 1995

                  Consolidated Statements of Income - Three and six months ended June 30, 1996

                  Consolidated Statements of Changes in Stockholders' Equity - Six months ended June 30, 1996

                  Consolidated Statements of Cash Flows - Six months ended June 30, 1996

                  Notes to Consolidated Financial Statements

         (b) The information contained under "Pro Forma Combined Consolidated Financial Information" in the Offer to Purchase, dated September 10, 1996, included in the Schedule 13E-4 filed by PHFG with the Securities and Exchange Commission on September 10, 1996 is hereby incorporated herein by reference.

         (c) The following exhibits are filed with or are incorporated by reference in this Current Report on Form 8-K:

            Exhibit                Description                         Location
            -------                -----------                         --------
            Number
            ------

            2           Agreement and Plan of Merger,                     (1)
                        dated as of May 30, 1996, among
                        PHFG, PHMC and Family

            10(a)       Stock Option Agreement, dated as                  (1)
                        of May 30, 1996, between PHFG
                        (as grantee) and Family (as issuer)

            10(b)       Stock Option Agreement, dated as                  (1)
                        of May 30, 1996, between PHFG
                        (as issuer) and Family (as grantee)

            10(c)       Stockholder Agreement, dated as                   (1)
                        of May 30, 1996, among PHFG and
                        certain stockholders of Family



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            Exhibit                Description                         Location
            -------                -----------                         --------
            Number
            ------

            20(a)       Press Release issued on May 31,                   (1)
                        1996 with respect to the
                        Agreement

            20(b)       Press release issued on December
                        9, 1996 with respect to
                        consummation of the Merger



----------------------
(1) Incorporated by reference to the Current Report on Form 8-K filed by PHFG with the Securities and Exchange Commission on June 5, 1996.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 PEOPLES HERITAGE FINANCIAL GROUP, INC.



Date:  December 6, 1996          By: /s/ Peter J. Verrill
                                     -------------------------------------------
                                     Peter J. Verrill
                                     Executive Vice President, Chief Operating
                                       Officer, Chief Financial Officer and
                                       Treasurer



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                                  EXHIBIT INDEX

            Exhibit                Description                         Location
            -------                -----------                         --------
            Number
            ------

            2           Agreement and Plan of Merger,                     (1)
                        dated as of May 30, 1996, among
                        PHFG, PHMC and Family

            10(a)       Stock Option Agreement, dated as                  (1)
                        of May 30, 1996, between PHFG
                        (as grantee) and Family (as issuer)

            10(b)       Stock Option Agreement, dated as                  (1)
                        of May 30, 1996, between PHFG
                        (as issuer) and Family (as grantee)

            10(c)       Stockholder Agreement, dated as                   (1)
                        of May 30, 1996, among PHFG and
                        certain stockholders of Family

            20(a)       Press Release issued on May 31,                   (1)
                        1996 with respect to the
                        Agreement

            20(b)       Press release issued on December
                        9, 1996 with respect to
                        consummation of the Merger




---------------------
(1) Incorporated by reference to the Current Report on Form 8-K filed by PHFG with the Securities and Exchange Commission on June 5, 1996.



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